Exhibit 10.8

Execution Version

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

dated as of May 22, 2025

among

DP RBL CO LLC,
as Borrower

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

and

the Lenders party hereto
__________________________________________
KEYBANC CAPITAL MARKETS INC.,
as Coordinating Lead Arranger and Sole Bookrunner
BARCLAYS BANK PLC, CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIBANK, N.A., CITIZENS BANK, N.A., DNB MARKETS, INC., KEYBANC CAPITAL MARKETS INC., MIZUHO BANK, LTD., MUFG BANK, LTD., TRUIST SECURITIES, INC., AND U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, CITIZENS BANK, N.A., MIZUHO BANK, LIMITED, AND TRUIST BANK,
as Co-Syndication Agents

DNB BANK ASA, NEW YORK BRANCH, AND U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lead Sustainability Structuring Agent

DNB BANK ASA, NEW YORK BRANCH,
as Co-Sustainability Structuring Agent

508587033        [First Amendment]

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Revolving Credit Agreement (this “First Amendment”) dated as of May 22, 2025, is among DP RBL CO LLC, a Delaware limited liability company (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), KEYBANC CAPITAL MARKETS, as Coordinating Lead Arranger and Sole Book Runner, and KEYBANK NATIONAL ASSOCIATION, as Issuing Bank.
RECITALS
A.The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of March 14, 2025 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.The Borrower has requested, and the Lenders and the Administrative Agent have agreed, to (i) reaffirm the Borrowing Base at $900,000,000.00 and (ii) amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise defined in this First Amendment, each capitalized term used in this First Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.Amendments. Subject to the Satisfaction of the Conditions Precedent in Section 4 of this First Amendment, the Credit Agreement shall be amended effective as of the First Amendment Effective Date as follows:
2.1Amendments to Section 1.02.
(a)     Section 1.02 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“First Amendment Effective Date” means May 22, 2025.
508587033    2    [First Amendment]

“Nordic Bond Facility” means, collectively, (a) the Nordic Bond Terms and (b) all “Finance Documents” (as defined therein).
“Nordic Bond Indebtedness” means Indebtedness evidenced by the Nordic Bond Facility.
“Nordic Bond Terms” means that certain Bond Terms for Diversified Gas & Oil Corporation 9.75% senior secured USD 500,000,000 bonds 2025/2029 ISIN NO0013513606.
(b)    Section 1.02 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety:
“Seller Credit Agreement” means that certain Credit Agreement, dated as of June 6, 2024 by and among Diversified, as borrower, the Guarantors party thereto, the Lenders party thereto, and Oaktree Fund Administration, LLC, as Administrative Agent.
“Seller Facility” means, collectively, (a) the Seller Credit Agreement and (b) all “Loan Documents” (as defined therein).
“Seller Indebtedness” means the Indebtedness evidenced by the Seller Facility.
2.2Amendment to Section 9.04. Section 9.04(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
2.3(iii) the Borrower may make cash Restricted Payments for the purpose of funding share repurchases from employees of the Parent and its Subsidiaries pursuant to and in accordance with stock option plans, other equity compensation plans or other benefit plans for management or employees of the Parent and its Subsidiaries which plans have been approved by the Parent’s board of directors, to the extent such Restricted Payments are made in the ordinary course of business;
2.4Additional Amendments. The Credit Agreement is hereby amended to replace (i) each reference to the term “Seller Credit Agreement” with the term “Nordic Bond Terms”, (ii) each reference to the term “Seller Facility” with the term “Nordic Bond Facility”, and (iii) each reference to the term “Seller Indebtedness” with the term “Nordic Bond Indebtedness.” In addition, the reports, certificates, and financial statements due not later than sixty (60) days after the end of the Fiscal Quarter ending March 31, 2025 pursuant to Section 8.01(b), Section 8.01(c), Section 8.01(d), and Section 8.01(e) are hereby extended on a one-time basis to be due not later than ninety (90) days after the end of such Fiscal Quarter.
Section 3.Borrowing Base. Pursuant to Section 2.07(b) of the Credit Agreement, the requisite Lenders have determined that upon the First Amendment Effective Date, the Borrowing Base in effect at such time shall be reaffirmed at $900,000,000.00. The Borrowing Base may be subject to further adjustment from time to time in accordance with the Credit Agreement. The Administrative Agent and the Borrower agree that (i) the next Scheduled Redetermination for the purposes of Section 2.07(b) of the Credit Agreement will occur on or
508587033    3    [First Amendment]

about September 1, 2025, and (ii) the Borrower will deliver the Engineering Reports (originally due October 1, 2025, pursuant to Section 2.07(c)) on or before August 1, 2025.
Section 4.Effectiveness. This First Amendment shall become effective as of May 22, 2025 (the “First Amendment Effective Date”) on the first date on which each of the conditions set forth in this Section 4 is satisfied:
4.1Amendment Documents. The Administrative Agent shall have received duly executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of this First Amendment and any other document to be executed and delivered in connection herewith from the Borrower, each Guarantor, the Administrative Agent, and KeyBanc Capital Markets, as applicable.
4.2Title Information. The Administrative Agent shall have received title information as the Administrative Agent may reasonably require, reasonably satisfactory to the Administrative Agent, setting forth the status of title to at least 85% of the PV-10 of the Borrowing Base Properties, including such purchase and sale agreements, assignments, bills of sale and other documentation reflecting the acquisition by the Borrower of the Borrowing Base Properties certified by a Responsible Officer of the Borrower to be true and correct.
4.3Security Instruments. The Administrative Agent shall have received Security Instruments, in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by the Borrower and granting first and prior Liens, subject only to Permitted Liens, on properties constituting at least 85% of the PV-10 of the Borrowing Base Properties.
4.4Payment of Fees & Expenses. The Borrower shall have paid all amounts due and payable on or prior to the First Amendment Effective Date to the extent invoiced two (2) Business Days prior to the First Amendment Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.5Legal Opinions. The Administrative Agent shall have received opinions of counsel for the Loan Parties with respect to the Loan Documents in form and substance reasonably acceptable to the Administrative Agent.
Section 5.Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 6.Miscellaneous. (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this First Amendment; (b) the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to
508587033    4    [First Amendment]

this First Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of this First Amendment.
Section 7.Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the date hereof and as of the First Amendment Effective Date, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless already qualified by materiality, in which case such representation and warranty (to the extent so qualified) shall continue to be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 8.Loan Document. This First Amendment is a Loan Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
Section 9.No Oral Agreements. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS FIRST AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN AND AMONG THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN AND AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
[Signature Pages Follow]
508587033    5    [First Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	DP RBL CO LLC

By: /s/ Benjamin Sullivan
Name: Benjamin Sullivan
Title: Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

GUARANTORS:     BLUESTONE NATURAL RESOURCES II, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    DP BLUEGRASS LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    DP LEGACY CENTRAL LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    Signature Page
DP RBL CO LLC – First Amendment

    DP TAPSTONE ENERGY HOLDINGS, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    DP LEGACY TAPSTONE LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    DIVERSIFIED ENERGY MARKETING, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    DP YELLOWJACKET HOLDCO LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    Signature Page
DP RBL CO LLC – First Amendment

    DM YELLOWJACKET HOLDCO LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    MAVERICK ASSET HOLDINGS LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    MAVERICK PERMIAN LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    MAVERICK PERMIAN AGENT CORP.

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    UNBRIDLED RESOURCES, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Signature Page
DP RBL CO LLC – First Amendment

    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    WHEELER MIDSTREAM, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    MIDPOINT MIDSTREAM, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    UNBRIDLED AGENT CORP

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    BREITBURN OPERATING LP

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    Signature Page
DP RBL CO LLC – First Amendment

    MAVERICK OPERATING GP, LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    BREITBURN TRANSPETCO LP LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    TRANSPETCO PIPELINE COMPANY, L.P.

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    BREITBURN TRANSPETCO GP LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    Signature Page
DP RBL CO LLC – First Amendment

    BREITBURN OKLAHOMA LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    PHOENIX PRODUCTION COMPANY

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    GTG PIPELINE LLC

By:    _/s/ Benjamin Sullivan________________
Name:    Benjamin Sullivan
    Title:    Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary

    Signature Page
DP RBL CO LLC – First Amendment

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:    /s/ David M. Bornstein
Name:    David M. Bornstein
Title:    Senior Vice President

KEYBANC CAPITAL MARKETS, as Coordinating Lead Arranger and Sole Bookrunner

By:    /s/ Brian Hunnicut
Name:    Brian Hunnicut
Title:    Managing Director

    Signature Page
DP RBL CO LLC – First Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Joint Lead Arranger, a Co-Syndication Agent and a Lender

By: /s/ Jacob Lewis
Name: Jacob Lewis
Title: Authorized Signatory

By: /s/ Donovan C. Brousard
Name: Donovan C. Broussard
Title: Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as Lead Sustainability Structuring Agent

By: /s/ Jacob Lewis
Name: Jacob Lewis
Title: Authorized Signatory

By: /s/ Donovan C. Brousard
Name: Donovan C. Broussard
Title: Authorized Signatory

Signature Page
DP RBL CO LLC – First Amendment

    Signature Page
DP RBL CO LLC – First Amendment

CITIBANK, N.A., as a Joint Lead Arranger and a Lender By: /s/ Cliff Vaz Name: Cliff Vaz Title:Vice President

Signature Page
DP RBL CO LLC – First Amendment

    Signature Page
DP RBL CO LLC – First Amendment

CITIZENS BANK, N.A., as Joint Lead Arranger, a Co-Syndication Agent and a Lender By: /s/ Scott Donaldson Name: Scott Donaldson Title: Senior Vice President

Signature Page
DP RBL CO LLC – First Amendment

Signature Page
DP RBL CO LLC – First Amendment

TRUIST BANK, as a Co-Syndication Agent and a Lender By: /s/ Farhan Iqbal Name: Farhan Iqbal Title: Director

Signature Page
DP RBL CO LLC – First Amendment

    Signature Page
DP RBL CO LLC – First Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Joint Lead Arranger, a Co-Documentation Agent and a Lender By: /s/ Matthew A. Turner Name: Matthew A. Turner Title: Senior Vice President

Signature Page
DP RBL CO LLC – First Amendment

DNB BANK ASA, NEW YORK BRANCH, as a Co-Documentation Agent and a Co-Sustainability Structuring Agent

By: /s/ Scott Joyce
Name: Scott Joyce
Title: Senior Vice President

By: /s/ George Philippopoulos
Name: George Philippopoulos
Title: Senior Vice President

DNB MARKETS, INC., as a Joint Lead Arranger

By: /s/ Emilio Fabbrizzi
Name: Emilio Fabbrizzi
Title: Managing Director

By: /s/ Mack Lambert
Name: Mack Lambert
Title: Director

DNB CAPITAL LLC as a Lender

By: /s/ Scott Joyce
Name: Scott Joyce
Title: Senior Vice President

By: /s/ George Philippopoulos
Name: George Philippopoulos
Title: Senior Vice President

    Signature Page
DP RBL CO LLC – First Amendment

BARCLAYS BANK PLC, as a Joint Lead Arranger and a Lender By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

    Signature Page
DP RBL CO LLC – First Amendment

FIRST HORIZON BANK, as a Lender By: /s/ W. David McCarver IV Name: W. David McCarver IV Title: Senior Vice President

Signature Page
DP RBL CO LLC – First Amendment

SYNOVUS BANK, as a Lender By: /s/ Hoyt Elliott Name: Hoyt Elliott Title: SVP

CITY NATIONAL OF WEST VIRGINIA, as a Lender By: /s/ Brian Parrott Name: Brian Parrott Title: Senior Vice President

Signature Page
DP RBL CO LLC – First Amendment

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Privankush Gowami Name: Priyankush Gowami Title: Authorized Signatory

    Signature Page
DP RBL CO LLC – First Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Karina Rodriguez
Name: Karina Rodriguez
Title: Vice President
Signature Page
DP RBL CO LLC – First Amendment

MERCURIA INVESTMENTS U.S., INC., as a Lender

By: /s/ Steven Bunkin
Name: Steven Bunkin
Title: Secretary

Signature Page
DP RBL CO LLC – First Amendment